Exhibit 99

Orient-Express Hotels Investor Presentation August 2010

2 Forward-looking statements This presentation and any related oral presentation by management contain, in addition to historical information, forward-looking statements that involve risks and uncertainties. These include statements regarding earnings outlook, investment plans, debt reduction, asset sales and similar matters that are not historical facts. These statements are based on management's current expectations and are subject to a number of uncertainties and risks that could cause actual results to differ materially from those described in the forward-looking statements. Factors that may cause a difference include, but are not limited to, those mentioned in the presentation, unknown effects on the travel and leisure markets of terrorist activity and any police or military response, varying customer demand and competitive considerations, failure to realize hotel bookings and reservations and planned property development sales as actual revenue, inability to sustain price increases or to reduce costs, rising fuel costs adversely impacting customer travel and the Company's operating costs, fluctuations in interest rates and currency values, uncertainty of completing proposed asset sales, capital expenditures and acquisitions, inability to reduce funded debt as planned or to agree bank loan agreement waivers or amendments, adequate sources of capital and acceptability of finance terms, possible loss or amendment of planning permits and delays in construction schedules for expansion or development projects, delays in reopening properties closed for repair or refurbishment and possible cost overruns, shifting patterns of tourism and business travel and seasonality of demand, adverse local weather conditions, changing global and regional economic conditions in many parts of the world and weakness in financial markets, legislative, regulatory and political developments, and possible continuing challenges to the Company's corporate governance structure. Further information regarding these and other factors is included in the filings by the Company with the U.S. Securities and Exchange Commission. Management evaluates the operating performance of the Company's segments on the basis of segment net earnings before interest, foreign currency, tax (including tax on unconsolidated companies), depreciation and amortization (segment EBITDA), and believes that segment EBITDA is a useful measure of operating performance, for example to help determine the ability to incur capital expenditure or service indebtedness, because it is not affected by non-operating factors such as leverage and the historic cost of assets. EBITDA is also a financial performance measure commonly used in the hotel and leisure industry, although the Company's segment EBITDA may not be comparable in all instances to that disclosed by other companies. Segment EBITDA does not represent net cash provided by operating, investing and financing activities under U.S. generally accepted accounting principles (U.S. GAAP), is not necessarily indicative of cash available to fund all cash flow needs, and should not be considered as an alternative to earnings from operations or net earnings under U.S. GAAP for purposes of evaluating operating performance. Net debt is defined as working capital facilities, short and long-term debt (including obligations under capital leases), offset by cash and cash equivalents, including restricted cash. Interest Coverage is defined as Adjusted EBITDA from continuing operations before Real Estate divided by net interest payable adjusted for mark to market of any derivatives which do not qualify for hedge accounting.

3 Business overview Villa Sant'Andrea

4 Orient-Express Global, luxury portfolio consisting of 50 assets, many of which are internationally renowned Focus on unique travel experiences and quality of service Diversified portfolio spans mature and emerging markets 41 hotels with over 3,500 total rooms $1.6 billion total enterprise value(1) 1. As of August 5, 2010.

5 Orient-Express Global brand complements iconic local brands Irreplaceable assets with high barriers to entry Affluent leisure-oriented customer base Aggressive cost cutting and deleveraging Renovated portfolio with embedded growth opportunities Unique acquisitions with compelling rationale Proven track record / seasoned management

6 Key aspects of differentiation Exclusive focus on high-end, luxury market across 24 countries 41 Hotels 1 Restaurant 6 Trains 2 River Cruise businesses Global and Diverse Irreplaceable assets High barriers to entry Stable strategy in difficult market place Best-in-class operational management Asset Ownership Iconic hotel brands Hotel Cipriani Copacabana Palace Hotel Ritz Madrid Venice Simplon-Orient-Express Distinguished Luxury Brands Orient-Express guest: elite traveler, affluent, cultured, seeking unique and personalized experiences More resilient but more demanding 76% leisure focused Customer Profile ‘21’ Club

7 2Q 2010 Results La Résidence d’Angkor

Summary of 2Q10 operating results 8 ($ in millions) Same Store Adjusted Revenue(1) 2Q 2010 2Q 2009 % Change Rooms $63 $55 14% Non-Rooms $53 $48 11% Trains & Cruises $22 $22 0% Same Store EBITDA(1) Owned hotels 2Q 2010 2Q 2009 % Change - Europe $18 $17 7% - North America 5 4 25% - Rest of World 6 3 80% Trains & Cruises 7 7 0% EBITDA margins by segment(2) 2Q 2010 2Q 2009 % Change Owned hotels 26% 24% 2% Trains & Cruises 31% 31% 0% Combined margin(3) 27% 25% 2% 1. 2. Calculated as segment EBITDA as percentage of revenues. 3. Combined margin includes owned hotels and trains & cruises. 2Q 2010 amounts exclude Grand Hotel Timeo and Villa Sant’Andrea acquisitions in 1Q 2010.

Improving fundamentals 9 Same Store RevPAR % change vs. 2Q 2009 (in U.S. dollars) 2Q 2010 U.S. dollar Local currency Europe $371 1% 1% North America 221 16% 16% STR luxury North America(1) 167 13% 13% Rest of World 163 38% 34% Worldwide 244 13% 12% 1. Only U.S. data available.

Strategy 10 Mount Nelson Hotel

Strategic actions realized to date 11 $108 million in proceeds from non-core asset sales since mid-2009 4 assets sold at peak multiples during weak market range of 15x to 19x peak EBITDA demonstrates high intrinsic value of quality, luxury assets Net debt reduced by $275 million (33%) since beginning of 2009(1)(2) Real Estate developments completed and debt-free fully focused on unit sales 105 units sold at Porto Cupecoy at $700,000 average price 80 units remaining 2. Net debt includes total debt, drawn working capital facilities and obligations under capital leases. 1. Excludes $80 million of new debt assumed from Grand Hotel Timeo and Villa Sant’Andrea acquisitions in 1Q 2010.

12 Porto Cupecoy

13 Porto Cupecoy

Debt reduction focus continues 14 2Q 2010 net debt balance of $641 million(1) Reduced reliance on short-term, expensive overdraft facilities Managing through debt maturities over next 12 months Significant untapped leverage potential in emerging markets Positioned for near-term sector recovery, which will drive leverage multiples closer to target 1. Net debt includes total debt, drawn working capital facilities and obligations under capital leases.

Current debt maturities (as of 6/30/2010) 15 $14 $486 $135 $72 $11 $43 $0 $100 $200 $300 $400 $500 $600 2010 2011 2012 2013 2014 Thereafter Debt maturities (US$ millions)

Debt maturities post refinancings(1) 16 1. Assumes US Umbrella is refinanced for $44 million, Reid’s Palace and Le Manoir aux Quat’Saisons for €37.5 million, Charleston Place for $75 million (and 2 1-year extensions exercised) and the Italy facility for €150 million. 2. Assumes 75% of maturing loan amounts in 2011 on La Samanna ($19 million) and La Residencia (€30 million) are rescheduled for three years. Debt repayments Assumed future refinancings(2) $43 $17 $279 $43 $14 $95 $148 $153 $60 $279 $0 $100 $200 $300 $400 $500 $600 2010 2011 2012 2013 2014 Thereafter Debt maturities (US$ millions)

17 Value proposition Le Manoir aux Quat’Saisons

-30% -25% -20% -15% -10% -5% 0% 5% 10% 15% 20% 2010 2009 2008 2007 2006 2005 2004 2003 Same store RevPAR change (%) Upside: beginning of RevPAR recovery 18 Same store worldwide RevPAR(1) change (%) 1. RevPAR figures in local currency. Recent RevPAR trends suggest end of cyclical trough

Significant upside potential 19 Emphasis on core business to drive future growth – if revenue grows at 10% per annum, Orient-Express will hit circa $650 million in revenue in 2013(1) – recent margin expansion supports core business recovery Development of management business Sell non-core assets at strong multiples; continue sale of developed Real Estate Recycle capital into Orient-Express strongholds such as Italy and other attractive markets 1. Excludes real estate.

0% 5% 10% 15% 20% 25% 30% $0 $20 $40 $60 $80 $100 $120 $140 $160 2005 2006 2007 2008 2009 2010 EBITDA margin (%) Adjusted EBITDA ($ in millions) Upside: margin recovery 20 1 % improvement is $5m impact on annual EBITDA 1. 2010 revenue and EBITDA per Wall Street consensus estimates. 2. EBITDA margin is EBITDA as a percentage of revenue. 3. Adjusted EBITDA figures exclude Real Estate. Adjusted EBITDA(3) EBITDA margin Impact of margin(2) decline $61 million EBITDA (1)

Balanced business model: customers Customer mix: Customer mix: room nights revenue Non-Leisure 24% Non-Leisure 18% Leisure 76% Leisure 82% 2Q 2010 adjusted LTM revenue: $485.5 million(1) Note: YTD 2010 figures as of 6/30/2010. 1. Comprises earnings from unconsolidated companies of $6,211,000 and revenue of $512,081,000 less revenue from real estate activities of $32,814,000. 21

Diversified distribution channels Reaching the customer through multiple channels Websites and e-marketing LuxuryTravel.com Direct sales Customer Relationship Management (CRM) Travel industry intermediaries Public relations 22

Upside: bookings outlook is improving 23 2010 bookings up 9% Same store bookings(1) vs. prior year (%) 1. Same store excludes acquisitions and dispositions in past 12 months. 9% 25% 2% 9% 0% 5% 10% 15% 20% 25% 30% EUR. N.Am. R.O.W Total

Significant upside potential 24 Emphasis on core business to drive future growth(1) Development of management business focused on prime touchpoints in key gateway cities Sell non-core assets at strong multiples; continue sale of developed Real Estate Recycle capital into Orient-Express strongholds such as Italy and other attractive markets Grand Hotel Timeo—one-of-a-kind opportunity in #1 ranked destination by Conde Nast(2) expand footprint in emerging markets such as Southeast Asia 1. Excludes real estate. 2. Condé Nast Traveler UK, 2009 Readers’ Travel Awards. potential to reach new clients and further market the “Orient-Express” brand

Assets Cash(1) $129 Current and other assets 561 Fixed assets, net 1,433 $2,123 Liabilities Current and other liabilities $394 Long-term debt (incl. current portion) 762 $1,156 Shareholders' equity $967 Market cap(2) $997 Hotel book value / key ($)(3) $456,774 Non-core hotel book value / key($)(4) $541,149 Implied premium to book value / key 18% Balance Sheet — Hidden equity 25 1. Includes restricted cash of $16.6 million. 2. Based on 90.8 million common shares outstanding at $10.98 per share as of 8/5/2010. 3. Based on 3,228 total keys (owned hotels) as of 6/30/2010. 4. Calculated as weighted average of sales value per key achieved on disposal of Windsor Court, Lapa Palace, and Lilianfels. Book value ($ in millions) Balance sheet does not capture portfolio value of Orient-Express’ one-of-a-kind asset base Irreplaceable assets in high-barrier-to-entry markets Unique characteristics should imply significantly higher book values Hotel Cipriani book value is $75 million Non-core assets sold for much higher per key values than overall book value per key

The longer term 26 ‘21’ Club

27 Maximizing brand awareness New brand strategy initiated in 2009 to increase visibility of brand globally Leverage brands through new restaurants in select European and North American cities Partnerships with luxury retail brands Target well-heeled travelers through LuxuryTravel.com, a popular travel portal owned by Orient-Express

Summary 28 Grand Hotel Europe

29 Why Orient-Express? Strong business model with good upside potential core business management Addressing balance sheet issues $275 million (33%) in same store net debt reduction since 2009(1) in-principle refinancing agreements with lenders holding majority of 2011 maturities ahead of 75% refinancing target 4-5x net debt / EBITDA remains target Strengthening the business model developing management contracts brand expansion higher yield distribution channels Fundamentals beginning to improve Poised for organic and strategic growth in 2011 1. Same store net debt excludes $80 million of new debt assumed from Grand Hotel Timeo and Villa Sant’Andrea acquisitions in 1Q 2010. Net debt includes total debt, drawn working capital facilities and obligations under capital leases.

Appendices 30 La Résidence Phou Vao

ORIENT-EXPRESS

Appendix A:
Reconciliation of Adjusted Room Revenue

($ in thousands)

	2Q 2010	2Q 2009	1H 2010	1H 2009	2009
Room Revenue	$63,866	$55,168	$107,522	$93,784	$202,464
Less: Room Revenue Sicily Hotels	(1,022)		($1,022)		
Total Room Revenue	62,844	55,168	106,500	93,784	202,464
Non-Rooms Revenue	54,236	$47,833	89,784	$79,941	$175,650
Less: Non-Rooms Revenue Sicily Hotels	(1,224)		(1,224)		
Total Non-Rooms Revenue	53,012	47,833	88,560	79,941	175,650
Total Room & Non-Rooms Revenue - Owned Hotels	$115,856	$103,001	$195,060	$173,725	$378,114
Hotel Management & Part Ownership Interests	2,182	1,223	874	1,915	2,995
Restaurants	3,794	3,275	6,908	6,566	14,436
Trains & Cruises	21,942	21,906	26,914	28,261	68,398
Real Estate	27,414	-	31,108	-	1,706
Same Store Total Revenue	**$171,188**[(1)]	**$129,405**	**$260,864**[(2)]	**$210,467**	**$465,649**
Same Store Adjusted Total Revenue[(3)]	**$143,774**	**$129,405**	**$229,756**	**$210,467**	**$463,943**

1. Comprises earnings from unconsolidated companies of $4,725,000 (2009 - $2,799,000) and revenue of $168,709,000 (2009 - $126,606,000) less revenues of Sicily hotels of $2,246,000 (2009 $nil) for quarterly data.
2. Comprises earnings from unconsolidated companies of $1,868,000 (2009 - $4,350,000) and revenue of $261,242,000 (2009 - $206,117,000) less revenues of Sicily hotels of $2,246,000 (2009 $nil) for semi-annual data.
3. Adjusted total revenue excludes Real Estate.

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Appendix B: Reconciliation and Adjustments 32 1. Goodwill and fixed asset impairment charges recorded on three owned properties in 2009. ($ in thousands) 2Q 2010 2Q 2009 1H 2010 1H 2009 2H 2009 2009 Segment EBITDA: Owned hotels Europe $18,339 $17,177 $11,761 $11,762 $26,566 $38,328 Less: Sicily hotels ($1,009) ($2,573) Total Europe $17,330 $17,177 $9,188 $11,762 $26,566 $38,328 North America 5,367 4,299 10,811 12,025 2,554 14,579 Rest of World 6,275 3,490 17,190 12,252 13,201 25,453 Hotel management/part ownership interests 2,182 1,223 874 1,915 1,080 2,995 Restaurants 493 275 636 525 1,232 1,757 Trains & Cruises 6,834 6,854 5,119 8,297 12,274 20,571 Real estate (1,439) (474) (2,779) (793) (2,683) (3,476) Impairment of goodwill and other intangible assets(1) - - - (6,500) - (6,500) Gain on insurance proceeds - - - - 1,385 1,385 Central overheads (5,665) (6,833) (13,249) (11,938) (13,932) (25,870) EBITDA from continuing operations $31,377 $26,011 $27,790 $27,545 $41,677 $69,222

ORIENT-EXPRESS

Appendix C: Reconciliation and Adjustments

($ in thousands)

	2Q 2010	2Q 2009	1H 2010	1H 2009	2H 2009	2009
EBITDA from continuing operations	**$31,377**	**$26,011**	**$27,790**	**$27,545**	**$41,677**	**$69,222**
Adjusted items:						
Legal costs(1)	(279)	114	(170)	629	25	654
Cipriani litigation(2)	(788)	-	(788)	-	-	-
Grand Hotel Timeo & Villa Sant'Andrea(3)	497	-	1,640	-	-	-
Management restructuring(4)	173	-	1,122	458	1,014	1,472
Impairment(5)	-	-	-	6,500	-	6,500
Gain on insurance proceeds(6)	-	-	-	-	(1,385)	(1,385)
Adjusted EBITDA from continuing operations	**$30,980**	**$26,125**	**$29,594**	**$35,132**	**$41,331**	**$76,463**
EBITDA from continuing operations	**$31,377**	**$26,011**	**$27,790**	**$27,545**	**$41,677**	**$69,222**
Depreciation & amortization	(11,576)	(9,545)	(22,893)	(18,668)	(22,162)	(40,830)
Interest	(7,353)	(7,513)	(14,110)	(16,672)	(14,396)	(31,068)
Foreign exchange	(4,030)	(408)	(208)	(4,234)	3,176	(1,058)
(Losses)/earnings before tax	$8,418	$8,545	($9,421)	($12,029)	$8,295	($3,734)
Tax	(7,429)	(11,046)	(7,767)	(2,101)	(13,442)	(15,543)
Net (losses)/earnings from continuing operations	$989	($2,501)	($17,188)	($14,130)	($5,147)	($19,277)
Discontinued operations	(1,809)	(21,812)	3,360	(24,822)	(24,698)	(49,520)
Net losses on common shares	**($820)**	**($24,313)**	**($13,828)**	**($38,952)**	**($29,845)**	**($68,797)**

1. Legal costs incurred in defending the Company's class B common share structure.
2. Cash received in excess of costs incurred following settlement of "Cipriani" trademark litigation.
3. Non-recurring costs and purchase transaction costs incurred in relation to Grand Hotel Timeo and Villa Sant'Andrea.
4. Restructuring and redundancy costs.
5. Goodwill and fixed asset impairment charges recorded on three owned properties in 2009.
6. Gain on the settlement of insurance proceeds received for cyclone-damaged assets on the Road to Mandalay ship.

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Appendix D: Net debt reconciliation 34 ($ in millions) June 30, 2010 Cash and cash equivalents $112.5 Restricted cash 16.6 Total cash $129.1 Working capital facilities 8.2 Current portion of long-term debt and capital leases 213.9 Long-term debt and obligations under capital leases 535.5 Long-term debt held by consolidated variable interest entities 12.2 Total debt $769.8 Total net debt $640.7

Orient-Express Hotels Investor Presentation August 2010